KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.9%
Communication Services—15.0%
Activision Blizzard, Inc.	47,500	$2,825
Facebook, Inc. Class A(1)	63,892	10,657
Netflix, Inc.(1)	24,490	9,196
Tencent Holdings Ltd. ADR	136,370	6,695
		29,373

Consumer Discretionary—26.2%
Alibaba Group Holding Ltd. Sponsored ADR(1)	61,868	12,032
Amazon.com, Inc.(1)	8,880	17,313
Home Depot, Inc. (The)	15,138	2,826
Las Vegas Sands Corp.	77,082	3,274
McDonald’s Corp.	15,440	2,553
MercadoLibre, Inc.(1)	5,760	2,814
NIKE, Inc. Class B	65,395	5,411
Ross Stores, Inc.	42,287	3,678
Trip.com Group Ltd. ADR(1)	61,900	1,452
		51,353

Consumer Staples—6.0%
McCormick & Co., Inc.	16,860	2,381
Monster Beverage Corp.(1)	51,595	2,902
Philip Morris International, Inc.	35,361	2,580
Procter & Gamble Co. (The)	35,180	3,870
		11,733

Financials—6.4%
Bank of America Corp.	208,860	4,434
CME Group, Inc.	14,980	2,590
MarketAxess Holdings, Inc.	11,520	3,831
Progressive Corp. (The)	22,370	1,652
		12,507

Health Care—6.9%
Danaher Corp.	28,417	3,933
HealthEquity, Inc.(1)	32,390	1,638
Illumina, Inc.(1)	6,960	1,901
Zoetis, Inc.	51,964	6,116
		13,588

Industrials—9.9%
CoStar Group, Inc.(1)	8,180	4,804
Equifax, Inc.	15,220	1,818
Fair Isaac Corp.(1)	8,600	2,646
	Shares	Value

Industrials—continued
Kansas City Southern	24,790	$3,153
Roper Technologies, Inc.	13,332	4,157
Uber Technologies, Inc.(1)	104,370	2,914
		19,492

Information Technology—26.4%
Accenture plc Class A	19,261	3,145
Amphenol Corp. Class A	59,574	4,342
Avalara, Inc.(1)	68,810	5,133
Bill.com Holdings, Inc.(1)(2)	145,467	4,975
NVIDIA Corp.	31,120	8,203
Paycom Software, Inc.(1)	37,502	7,576
Trade Desk, Inc. (The) Class A(1)	21,760	4,200
Visa, Inc. Class A	60,298	9,715
Workday, Inc. Class A(1)	34,160	4,448
		51,737

Materials—2.1%
Ecolab, Inc.	26,464	4,124
Total Common Stocks (Identified Cost $95,282)		193,907

Total Long-Term Investments—98.9% (Identified Cost $95,282)		193,907

TOTAL INVESTMENTS—98.9% (Identified Cost $95,282)		$193,907
Other assets and liabilities, net—1.1%		2,218
NET ASSETS—100.0%		$196,125

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.

Country Weightings†
United States	90%
China	10
Total	100%
† % of total investments as of March 31, 2020.
See Notes to Schedule of Investments

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of March 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$193,907	$193,907
Total Investments	$193,907	$193,907
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2020.
There were no transfers into or out of Level 3 related to securities held at March 31, 2020.
See Notes to Schedule of Investments

KAR CAPITAL GROWTH SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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